UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2006

O'REILLY AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)

Missouri	44-0618012
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

233 South Patterson
Springfield, Missouri 65802
(Address of principal executive offices, Zip code)

(417) 862-6708
(Registrant's telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On February 3, 2006, O’Reilly Automotive, Inc. issued a press release announcing the date of their 2005 year end and fourth quarter earnings release. The text of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated February 3, 2006

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2006	O’REILLY AUTOMOTIVE, INC.

By: /s/ James R. Batten
James R. Batten
Executive Vice President of Finance
Chief Financial Officer and Treasurer
(principal financial officer)

FOR IMMEDIATE RELEASE

For further information contact:	Greg Henslee
James R. Batten
(417) 862-3333

_____________________________________________________________________________________________

O'REILLY AUTOMOTIVE, INC. REACHES “2-4-YOUR FUTURE” SALES GOAL

_____________________________________________________________________________________________

Springfield, MO, February 3, 2006 – O’Reilly Automotive, Inc. (the “Company”) (Nasdaq: ORLY) announced today that it had reached its “2-4-Your Future” goal of $2 billion in sales in 2005. This achievement will be celebrated at the Company’s Store Manager’s Conference in Dallas, Texas on February 5, 2006. This goal of $2 billion in sales within four years was set by the Company at its 2002 Manager’s Conference.

“Reaching our 2-4-Your Future goal of having $2 billion in sales in 2005 was the result of the hard work and dedication of our team members,” stated Greg Henslee, CEO. “We are very proud of this accomplishment and are excited for what 2006 holds for Team O’Reilly. We also achieved our 2005 goal of opening 150 new stores in addition to the 72 stores gained in the Midwest acquisition.”

The Company’s detailed year end and fourth quarter 2005 results will be released after 5:30 p.m. central time on Tuesday, February 28, 2006, and can be viewed at that time on the Company’s website at www.oreillyauto.com by clicking on “News”.

Investors are invited to listen to the Company’s conference call discussing the financial results for the year end and fourth quarter of 2005 on March 1, 2006, at 10:00 a.m. central time, via webcast on the Company’s website at www.oreillyauto.com by clicking on “News”. A replay of the call will also be available on the Company’s website following the conference call.

O’Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O’Reilly family, the Company operated 1,470 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, South Dakota, Tennessee, Texas, Virginia, Wisconsin and Wyoming as of December 31, 2005.